Exhibit 10.1

AMENDMENT AND WAIVER TO CREDIT AGREEMENT

April 3, 2013

THIS AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Agreement”) is made as of April 3, 2013, by and among BEASLEY MEZZANINE HOLDINGS, LLC (the “Borrower”), the undersigned Lenders and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent and collateral agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the L/C Issuers and the Administrative Agent are party to that certain Credit Agreement dated as of August 9, 2012 (as amended and in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower.

WHEREAS, the Borrower has requested that the Lenders (i) waive certain restrictions in the Credit Agreement to permit the prepayment of the outstanding Second Lien Indebtedness in full, in cash, with proceeds of Incremental Term Loans and cash on hand of the Borrower (such proposed prepayment, the “Second Lien Prepayment”) and (ii) amend the Credit Agreement to, among other things, modify the Applicable Margin with respect to the Term Loans; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Lenders have agreed to (i) waive certain restrictions in the Credit Agreement to permit the Second Lien Prepayment and (ii) amend the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the parties hereto agree as follows:

1. Definitions; Section References. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

2. Waivers. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Agreement, each of the Lenders waives (a) any noncompliance with clause (vi)(b) of subsection 7.5 of the Credit Agreement or Section 4.6 of the Intercreditor Agreement as a result of the Borrower making the Second Lien Prepayment on the Effective Date (as defined below), (b) any noncompliance with clause (ii) of subsection 2.5A of the Credit Agreement as a result of the application of the proceeds of Incremental Term Loans and/or Revolving Loans to the payment of the Second Lien Prepayment, (c) any noncompliance with subsection 2.11A of the Credit Agreement insofar as any such provisions require prior notice to the Administrative Agent of the extension of Incremental Loan Commitments on the Effective Date and (d) any noncompliance with clause (iii)(A) of subsection 2.11C of the Credit Agreement as of the Effective Date after giving effect to the Incremental Term Loans.

3. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Agreement, the Credit Agreement is hereby amended as follows:

(a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting clause (vi) of the definition of “Change of Control”.

(b) Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Incremental Term Loan Amount” in its entirety as follows:

““Incremental Term Loan Amount” shall mean, at any time, (a) $40,000,000 minus (b) the aggregate amount of all Incremental Term Loan Commitments established after April 3, 2013 pursuant to subsection 2.11.”

(c) Subsection 2.2 of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin” in the third paragraph of subsection 2.2A thereof as follows:

“The “Applicable Margin” shall be the percentage set forth below for each Base Rate Loan and LIBOR Rate Loan based upon the Consolidated Total Debt Ratio as set forth and adjusted below.”

(d) Subsection 2.2 of the Credit Agreement is hereby amended by amending and restating the first paragraph of subsection 2.2D in its entirety as follows:

“D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Borrower shall have the option (i) to convert at any time all or any part of its outstanding Base Rate Loans to LIBOR Rate Loans in a minimum amount of Five Hundred Thousand Dollars ($500,000), (ii) to convert at any time all or any part of its outstanding LIBOR Rate Loans to Base Rate Loans in a minimum amount of One Hundred Thousand Dollars ($100,000), or (iii) upon the expiration of any Interest Period applicable to a LIBOR Rate Loan, to continue all or any portion of such Loan as a LIBOR Rate Loan in a minimum amount of Five Hundred Thousand Dollars ($500,000); provided, however, that a LIBOR Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.”

(e) Subsection 2.4 of the Credit Agreement is hereby amended by amending and restating clause (i) of subsection 2.4A in its entirety as follows:

“(i) Scheduled Payments of Term Loans. Borrower shall make principal payments on the Term Loans (other than the Other Term Loans) in installments on the dates and in the amounts set forth below:

Date	Scheduled Repayment of Term Loans
June 30, 2013	$500,000.00
September 30, 2013	$1,375,000.00
December 31, 2013	$1,375,000.00
March 31, 2014	$1,375,000.00
June 30, 2014	$1,375,000.00
September 30, 2014	$2,062,500.00
December 31, 2014	$2,062,500.00
March 31, 2015	$2,062,500.00
June 30, 2015	$2,062,500.00
September 30, 2015	$2,062,500.00
December 31, 2015	$2,062,500.00
March 31, 2016	$2,062,500.00
June 30, 2016	$2,062,500.00
September 30, 2016	$2,750,000.00
December 31, 2016	$2,750,000.00
March 31, 2017	$2,750,000.00
June 30, 2017	$2,750,000.00
August 9, 2017	$72,250,000.00

; provided that the scheduled installments of principal of the Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv); and provided, further that (x) the Term Loans and all other amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the applicable Term Loan Maturity Date, and the final installment payable by Borrower in respect of the Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrower under this Agreement with respect to the Term Loans and (y) to the extent specified in the applicable Extension Offer, amortization payments with respect to Extended Term Loans for periods prior to the then latest Term Loan Maturity Date for all existing Term Loans may be reduced (but not increased) and amortization payments required with respect to Extended Term Loans for periods after the then latest Term Loan Maturity Date for all existing Term Loans shall be as specified in the applicable Extension Offer.”

(f) Subsection 2.4 of the Credit Agreement is hereby amended by deleting the phrase “and integral multiples of One Hundred Thousand Dollars ($100,000) in excess of that amount” in the first proviso of subsection 2.4B(i).

(g) Subsection 6.9 of the Credit Agreement is hereby amended by deleting the words “and Second Lien Loans” appearing therein.

(h) Subsection 7.1 of the Credit Agreement is hereby amended by deleting clause (ix) thereof and replacing it with “(ix) [reserved];”.

(i) Subsection 7.5 of the Credit Agreement is hereby amended by deleting clause (vi) thereof and replacing it with “(vi) [reserved];”.

(j) Subsection 8.2 of the Credit Agreement is hereby amended by deleting subclause (a) of clause (ii) thereof and replacing it with “(a) [reserved],”.

(k) Subsection 8.11 of the Credit Agreement is hereby amended by (i) replacing the comma at the end of clause (i) thereof with “or” and (ii) deleting clause (iii) thereof and the “or” immediately preceding such clause (iii).

4. Conditions of Effectiveness. The effectiveness of this Agreement is subject to the following conditions precedent (the first date on which such condition precedents have been satisfied or waived being the “Effective Date”):

(a) The Administrative Agent shall have received each of the following:

(i) counterparts of this Agreement, duly executed by each Credit Party and each Lender;

(ii) (x) a copy of the certificate of formation of the Borrower, certified by the Secretary of State of Delaware as of a recent date, (y) a copy of the limited liability company agreement of the Borrower (or a certification that there have been no changes to the limited liability company agreement of the Borrower previously delivered to the Administrative Agent) and (z) resolutions of the sole member of the Borrower authorizing the execution, delivery and performance of this Agreement, in each case, certified by a corporate secretary or assistant secretary of the Borrower and in form, scope and substance acceptable to the Administrative Agent;

(iii) a written opinion of Borrower’s counsel, in form, scope and substance acceptable to the Administrative Agent;

(iv) payment in full, in immediately available funds, to the Administrative Agent of an amendment fee for the account of each Lender that executes and delivers a counterpart to this Agreement on or prior to April 3, 2013, in an amount equal to 0.10% of the sum of (x) such Lender’s Revolving Commitment and (y) outstanding principal balance of Term Loans (excluding any Incremental Term Loans) owing to such Lender as of the Effective Date, which fee the Borrower hereby agrees to pay concurrently with its execution and delivery of this Agreement and agrees and acknowledges that such fee is fully-earned and non-refundable;

(v) payment of all fees due and payable to the Administrative Agent under any Loan Document and under that certain fee letter duly executed and delivered by the Borrower on or prior to the date hereof in favor of the Administrative Agent and GE Capital Markets, Inc.;

(vi) a copy of an Incremental Term Loan Assumption Agreement from each Incremental Term Loan Lender making Incremental Term Loans on the Effective Date, duly executed by such Incremental Term Loan Lender and the Borrower; and

(viii) a payoff letter duly executed and delivered by the Second Lien Agent, in form, scope and substance acceptable to the Administrative Agent; and

(b) the Borrower shall have received not less than $20,000,000 in gross cash proceeds from the funding of Incremental Term Loans.

5. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants as of the date hereof as follows:

(a) This Agreement and the Credit Agreement as amended hereby constitute the legally valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b) After giving effect to the Incremental Term Loans to be made on the Effective Date, the payment of the Second Lien Prepayment and this Agreement, no Event of Default or Potential Event of Default has occurred and is continuing.

(c) After giving effect to the Incremental Term Loans to be made on the Effective Date, the payment of the Second Lien Prepayment and this Agreement, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects (or, if such representation or warranty is qualified by “material” or “Material Adverse Effect”, in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects (or, if such representation or warranty is qualified by “material” or “Material Adverse Effect”, in all respects) on and as of such earlier date (or previously waived in accordance with the Credit Agreement).

6. Ratification and Reaffirmation. Each Credit Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of Administrative Agent, any Lender or any other Secured Party, as the case may be, under each Loan Document, including, without limitation, with respect to the Incremental Term Loans made on the Effective Date, (ii) agrees and acknowledges that the Liens in favor of Administrative Agent and the Secured Parties under each Loan Document constitute valid, binding, enforceable and perfected first priority liens and security interests (subject only to Permitted Liens) securing the Obligations (including, without limitation, all principal and interest with respect to the Incremental Term Loans made on the Effective Date) and are not subject to avoidance, disallowance or subordination pursuant to any applicable law, (iii) agrees and acknowledges the Obligations constitute legal, valid and binding obligations of such Credit Party and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Loan Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any applicable law, (iv) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (v) agrees that neither such ratification and reaffirmation, nor Administrative Agent’s nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Credit Agreement with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents. Each Credit Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. The Credit Agreement and each other Loan Document is in all respects hereby ratified and confirmed. This Agreement shall constitute a “Loan Document” for purposes of the Credit Agreement.

7. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

8. Costs and Expenses of the Administrative Agent. The Borrower shall pay on demand all actual and reasonable, documented, out-of-pocket costs and expenses of the Administrative Agent and all reasonable, out-of-pocket and documented fees, expenses and disbursements of counsel to the Administrative Agent in connection with the negotiation, preparation and execution of this Agreement and any document, instrument or agreement delivered pursuant to this Agreement, to the extent required pursuant to subsection 10.2 of the Credit Agreement.

9. Governing Law. This Agreement shall be governed by, and shall be construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

10. Limited Effect. This Agreement relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies any Lender may have under the Credit Agreement or under any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

11. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

12. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

BEASLEY MEZZANINE HOLDINGS, LLC,
as Borrower

By	/s/ B. Caroline Beasley
	Name:	B. Caroline Beasley
	Title:	Vice President, Chief Financial Officer Secretary and Treasurer

BEASLEY BROADCAST GROUP, INC.,
BEASLEY FM ACQUISITION CORP.,
BEASLEY AP HOLDINGS, LLC,
BEASLEY BA HOLDINGS, LLC,
WCHZ LICENSE, LLC,
WGOR LICENSE, LLC,
WWNN LICENSE, LLC, as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer Secretary and Treasurer

BEASLEY BROADCASTING OF NEVADA, LLC, KJUL LICENSE, LLC, as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Manager

BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC.,
BEASLEY RADIO, INC., as Credit Parties

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

BEASLEY-REED ACQUISITION PARTNERSHIP,
KDWN LICENSE LIMITED PARTNERSHIP,
WAEC LICENSE LIMITED PARTNERSHIP,
WAZZ LICENSE LIMITED PARTNERSHIP,
WDAS LICENSE LIMITED PARTNERSHIP,
WFLB LICENSE LIMITED PARTNERSHIP,
WIKS LICENSE LIMITED PARTNERSHIP,
WJBX LICENSE LIMITED PARTNERSHIP,
WKIS LICENSE LIMITED PARTNERSHIP,
WKML LICENSE LIMITED PARTNERSHIP,
WMGV LICENSE LIMITED PARTNERSHIP,
WNCT LICENSE LIMITED PARTNERSHIP,
WPOW LICENSE LIMITED PARTNERSHIP,
WRXK LICENSE LIMITED PARTNERSHIP,
WSFL LICENSE LIMITED PARTNERSHIP,
WTMR LICENSE LIMITED PARTNERSHIP,
WWDB LICENSE LIMITED PARTNERSHIP,
WXNR LICENSE LIMITED PARTNERSHIP,
WXTU LICENSE LIMITED PARTNERSHIP, as Credit Parties

By:	BEASLEY FM ACQUISITION CORP., a general partner of each of the foregoing

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer Secretary and Treasurer

WJPT LICENSE LIMITED PARTNERSHIP,
as a Credit Party

By:	BEASLEY RADIO, INC., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

WQAM LICENSE LIMITED PARTNERSHIP, as a Credit Party

By:	BEASLEY-REED ACQUISITION
PARTNERSHIP, as general partner

By:	BEASLEY FM ACQUISITION CORP., as
general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Vice President, Chief Financial Officer Secretary and Treasurer

WXKB LICENSE LIMITED PARTNERSHIP, as a Credit Party

By:	BEASLEY BROADCASTING OF
SOUTHWEST FLORIDA, INC., as general partner

By	/s/ B. Caroline Beasley
Name:	B. Caroline Beasley
Title:	Secretary

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as Administrative Agent

By	/s/ Nirmal B. Bivek
	Name:	Nirmal B. Bivek
	Title:	Duly Authorized Signatory

GE CAPITAL BANK, as a Lender

By	/s/ Woodrow Broadeers
	Name:	Woodrow Broadeers
	Title:	Duly Authorized Signatory

FLORIDA COMMUNITY BANK N.A., as a Lender

By	/s/ LeeAnn Kirwin
	Name:	LeeAnn Kirwin
	Title:	Vice President

BANK UNITED N.A., as a Lender

By	/s/ Charles J. Klenk
	Name:	Charles J. Klenk
	Title:	Senior Vice President

WEBSTER BANK, as a Lender

By	/s/ Robert E. Meditz
	Name:	Robert E. Meditz
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Teddy Koch
	Name:	Teddy Koch
	Title:	Assistant Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/s/ Darren Gersche
	Name:	Darren Gersche
	Title:	Senior Vice President